UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2008
Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston
Pkwy. S., Suite 1700
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     William E. Chiles, President and Chief Executive Officer of Bristow Group Inc. (the “Company”), is making a presentation on September 4, 2008 at the 2008 Lehman Brothers CEO Energy/Power Conference. A copy of the presentation slides are attached as Exhibit 99.1. The Company has also posted this information on its website at www.bristowgroup.com under Investor Relations.
     In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the attached presentation also includes the following non-GAAP financial measures (as defined under the SEC’s Regulation G):
•	EBITDA: EBITDA means earnings before interest expense, taxes, depreciation and amortization. As a non-GAAP measure, EBITDA should not be considered as a substitute for net income, operating income, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP. Additionally, our EBITDA computation may not be comparable to other similarly titled measures of other companies. Management believes that EBITDA provides additional information regarding the Company’s ability to meet future debt service, capital expenditures and working capital requirements. While management believes that EBITDA may provide additional information with respect to the Company’s ability to meet future debt service, capital expenditures and working capital requirements, certain functional or legal requirements of the Company’s business may require it to use available funds for other purposes. The tables on slide number 30 of the attached presentation show the reconciliation of EBITDA to GAAP measures for the periods indicated.
•	Return on Capital Employed: Return on capital employed (ROCE) is computed as EBITDA plus minority interest divided by the sum of fair market value of consolidated aircraft, related working capital (less cash), short term deferred tax and other assets including investment in unconsolidated affiliates and goodwill. Management believes that ROCE provides useful information regarding the value that the Company creates for the providers of capital, such as stockholders and bondholders, by reflecting the level of earnings generated by capital employed. Management uses ROCE targets to guide its purchase and deployment of the Company’s aircraft fleet. The tables on slides number 31 and 32 of the attached presentation show the reconciliation of return on capital employed to GAAP measures for the periods indicated.
     The attached presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Company’s future business, operations, capital expenditures, fleet composition, capabilities and results; financial projections; plans, strategies and objectives of management, including plans and strategies to grow earnings and the Company’s business, general strategy going forward and the Company’s business model; expected actions by the Company and by third parties, including customers, competitors and regulators; the valuation of the Company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting the Company’s business, financial results and industry; and other matters. Forward-looking statements reflect the Company’s views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 and Form 10-Q for the quarter ended June 30, 2008. The Company does not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished in response to Item 7.01:

Exhibit No.	Item
99.1	Presentation at 2008 Lehman Brothers CEO Energy/Power Conference

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC. (Registrant)

/s/ Randall A. Stafford

By:	Randall A. Stafford
Vice President and General Counsel,
Corporate Secretary
Dated: August 29, 2008

EXHIBIT INDEX

Exhibit No.	Item
99.1	Presentation at 2008 Lehman Brothers CEO Energy/Power Conference

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